Going Concern	12 Months Ended
Dec. 31, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Going Concern

Note 6 - Going Concern

The Company has incurred recurring losses and, as of December 31, 2025 and December 31, 2024, had accumulated deficits of $1,183,067 and $290,190, respectively in addition to cash used in operating activities of $57,572 and $28,003, respectively. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The Company’s ability to continue as a going concern is dependent upon its ability to obtain additional financing and achieve profitable operations. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.